Wireless Telecom Group

Enabling the development, testing and deployment of wireless technologies for a connected world



NYSE American: WTT

Q1 2022 Investor Presentation

Safe Harbor Statement

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements include, among others, our expectation for revenue growth and profitability in 2022. Investors are cautioned that such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the ongoing impact that the conflict in Ukraine and related sanctions have had and may continue to have on our business, supply chain, transportation costs, and our backlog; the impact that the evolving COVID-19 pandemic has had and may continue to have on our supply chain, human capital and the general economy in the future; the potential impact of inflation on our business and the economy in general, our dependency on capital spending on data and communication networks by our customers and end users; our dependency on the deployment of 4G LTE and 5G NR private networks and related services to grow our business; the impact of the loss of any significant customers; the ability of our management to successfully implement our evolving business plan; the impact of competitive products and pricing; our abilities to protect our intellectual property rights and our ability to manage risks related to our information technology and cyber security as well as other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. These forward-looking statements speak only as of the date of this presentation and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

Enabling the Wireless Future

Wireless Telecom Group

We are leading providers of specialized solutions for the development, testing, and deployment of wireless communications and connectivity

$30.9 Million
Combined LTM Test & Measurement and RBS Sales

Growth supported by satellite communications, semiconductor development, and quantum computing applications, and specialized 5G applications

Our specialized products, software and services are used by large, global satellite, semiconductor, quantum computing, aerospace, military, government, technology, and defense customers

Our markets are expected to be supported by long-term secular trends including the development and deployment of 5G small cell technology, as well as increased investments in private networks, military applications, and satellite communications

400+ / 60+
Enterprise / Aerospace & Defense Customers

~$19.1 Million
Net cash at March 31, 2022

Over the past five years, we have launched 30+ new products, completed two successful acquisitions, divested one business unit, and increased our R&D investments aligned to 5G

We have created a growth-oriented business and streamlined our operations to capitalize on global market opportunities. Combined with a strong balance sheet, we believe we have the right platform in place to create lasting value for our shareholders

Providing Solutions Across the Lifecycle of Wireless Connectivity

Wireless Telecom Group


Channel Sync
RF Out
Boonton
PMX40
RF Power Meter

Test & Measurement ("T&M")

Brands: Boonton, Noisecom, Holzworth

Specialized devices and instruments for design and test of satellite, military, and commercial wireless systems

Applications include:
Defense, Aviation, Secure Communications, Signal Intelligence, Satellite Communications, and Quantum Computing



Radio, Baseband, Software ("RBS")

Brand: CommAgility

Providing award-winning, world-leading software that enable 4G and 5G private network solutions, and hardware that enable digital signal processing for 4G and 5G solutions

Applications include:
Industrial IoT, Secure cellular wireless networks, Specialized small cell developers, and Satellite Communications

Recent Developments…

Wireless Telecom Group

Completed $24.25 million sale of RF Components Business, Microlab, to RF Industries

- Transaction closed on March 1, 2022
- Benefits of a strengthened balance sheet and streamlined business model support and accelerate long-term growth opportunities as the Company focuses on its high-growth, high-margin T&M and RBS businesses

Strengthened Balance Sheet

- As a result of the Microlab sale, Wireless Telecom Group is debt free with approximately $19.1 million of cash at March 31, 2022
- Review underway to determine investment and capital allocation strategies aimed at creating lasting shareholder value, which includes a $4.0 million stock repurchase program announced on May 12, 2022

Strong 2021 Performance

- In 2021, revenues for T&M and RBS product groups increased over the prior year by 10% and 150%, respectively
- $31.5 million of revenue from T&M and RBS combined operating results for the year ending 2021

Compelling Bookings

- 2022 Q1 bookings reflected solid progress in T&M, including continued sales related to satellite communications, semiconductor development, and quantum computing applications.
- 2022 Q1 bookings included the cancellation of a $350,000 Russian contract and do not reflect approximately $2 million of RBS contracts in the final stages of approval, which were originally expected in the first quarter.

…Driven by Multi-Year Transformation

Over the past 5+ years, Wireless Telecom Group has refocused its business to take advantage of emerging opportunities underway within the Test & Measurement markets, 5G solutions, and Private Network Markets

Leadership Transformation

Reorganized, rebuilt leadership team, with added executive talent and succession planning

- 2016, Tim Whelan appointed CEO (2015 BOD appointment)
- 2015, Dan Monopoli, appointed CTO
- 2017, Mike Kandell appointed as CFO
- 2020, Alfred Rodriguez, appointed CRO
- 2022, Reorganized leadership team, restructured to 2 segments to focus on higher growth, higher margin T&M and RBS business (Dan Monopoli appointed T&M GM and SVP, and Alfred Rodriguez appointed RBS GM and SVP)

Business Realignment

M&A transformation to high growth, higher-margin segments addressing 10-year investment cycles

- 2017, Acquired CommAgility for $14.6 million, entering the high-growth mobile network market
- 2020, Acquired Holzworth for $13.5 million, expanding RF test and measurement capabilities
- 2022, Divested Microlab for $24.3 million, improving the Company's balance sheet and streamlining the business

Expanded R&D and Sales Focus

Focused on providing differentiated capabilities that are complementary to products of other large competitors

- Organic R&D investments to refresh and accelerate technology roadmap
- 30+ new product announcements, 25 new customer wins since 2017
- New applications, new form factors, new products, new channels
- Leveraging hardware and software expertise for early stages of specialized 5G Private Network investment cycles

Strategic Priorities Focused on Two Large and Compelling Markets

Wireless Telecom Group

Estimated Private Network Market (1)
(in millions)



$2,000
$1,500
$1,000
$500
$-
15% CAGR
2020
2025

Estimated Test & Measurement Market (1)
(in millions)



$1,000
$800
$600
$400
$200
$-
8% CAGR
2020
2025

Strategic Growth Priorities

- Leverage technology leadership, product innovation, and blue-chip customer relationships
- Expand market share and increase total addressable market through new product features and form factors
- Leverage R&D agility and design-in programs to develop strategic customers and products
- Execute and expand high performing sales culture and go-to-market channel expansion
- Increase high margin software and services revenue

The projections above are based on certain estimates, forecasts, plans and financial projections of the Company based on information available to Company management at the time the projections were prepared. There are inherent risks and uncertainties in attempting to make such estimates, forecasts, plans and projections, and the Company makes no representation or warranty with respect to such projections. The projections are not a guarantee of future results.

Increasing Wireless Connectivity and "Smart Everything" Supports Secular Growth Trends

5G spectrum, 5G applications Growth

Private Network Growth

Government, Military technology spending Growth

Satellite Investment Growth

Large, global, and multi-year investment cycle required to support rapidly growing and emerging technologies

Consumer Demands



Industrial IOT



Automation



Digitization



Defense



Connectivity



We are in the beginning stages of a significant 5G investment cycle that we believe will be larger and longer than the 10-year 4G cycle

Serving Large, Blue Chip Global Customers

Wireless Telecom Group

Key Market Differentiators

- Decades of experience across the lifecycle of wireless development and deployment
- Strong position in compelling growth markets
- History of specialized product, software, and service development
- Deep and growing engagement with world-class customer base
- Specialized solutions enabling us to compete in niche markets overlooked by competitors

Serving Leading Customers Across the Satellite, Aerospace, Government, Military & Defense, Technology and Integration Sectors

amazon, Anritsu, Aricent (Altran Group), BAE Systems, Broadcom, Coherent, Eucast, General Dynamics, Google, HFCL Limited, Honeywell, Hughes, IBM, IDY, intel, Intelsat, L3Harris, Lockheed Martin, Northrop Grumman, Pivotal, Raytheon Technologies, Qorvo, Selex ES (A Finmeccanica Company), Los Alamos National Laboratory (Est. 1943), Texas Instruments, Department of the Air Force, United States Army, Federal Aviation Administration, United States Navy, Viasat, VIAVI

Leading industry position and strong customer relationships supports high barriers to entry

Capitalizing on Market Trends: RBS

Flexible Business Model Enables Differentiation

Unique software, hardware and solutions expertise and platform allows CommAgility to create customized solutions for specific product requirements

5G Private Network Focus

Leveraging custom 5G and LTE software and/or hardware for private network deployment for specialized small cells, Defense, Satellite Communications, and Transportation Applications

Differentiated Performance

Diverse capabilities that extend beyond 3GPP Standards with performance across challenging operating environments

5G Core Competency

Leading developer of complete 4G and 5G small cell and User Equipment (UE) stacks with differentiated hardware and Layer 1 software expertise

Capitalizing on Market Trends: Test & Measurement

Wireless Telecom Group

Emerging Market Opportunities and Trends


IBM Q

Quantum Computing

Holzworth RF Synthesizers are used in IBM Quantum Computing for reliable, repeatable qubit control with the most channels in the smallest form factor



Satellite

Noisecom UFX and CNG products are used to test robustness and reliability of satellite links available across all satellite bands and customized to each, unique satellite deployment


Wi-Fi 6

WiFi

Boonton RF power sensors are the leading solution used to accurately capture, measure, and analyze WiFi 6 signals of the latest generation WiFi devices

Distinctive Capabilities

Highest channel density available on the market, allowing for lowest price per channel matching industry-leading specs

Form Factors for Design through Manufacturing

Broad product portfolio in component, module, rackmount and benchtop form factors for a wide range of applications

Industry-leading Performance

Fastest rise time measurements, widest bandwidths, fastest measurement throughput, highest frequency noise sources, low phase noise synthesis

Highly Customizable and Configurable Solutions

Adaptable to a broad range of test requirements not served by larger competitors which creates tailored products to fit specific customer specs

Financial KPIs

Improving global demand for our products and services, and strong execution by our team members helped drive strong 2021 results

Revenue and gross margin continues to benefit from the successful February 2020 Holzworth acquisition

Gross margin has benefited from improvements in cost structure, increased sales of higher margin T&M products, and increased RBS software and services

Wireless Telecom Group expects revenue growth and profitability in 2022, supported by an increased backlog entering 2022 and a robust funnel of opportunities across our global T&M and RBS segments

Revenue by Product Group (in $ Millions)



$45
$30
$15
$-
2017
2018
2019
2020
2021
T&M
RBS

Signficant Multi-Year Gross Margin Expansion



44%
47%
48%
55%
56%
2017
2018
2019
2020
2021

Balance Sheet and Capital Management Highlights

Wireless Telecom Group

Strong Balance Sheet

At March 31, 2022, the Company had no debt and approximately $19.1 million in cash. In addition, Wireless Telecom had working capital, less cash, of $2.6 million reflecting 8.4% of LTM sales.

Asset-Light Business Model

Wireless Telecom Group's business model does not require significant investments in fixed assets. Investment priorities have been focused on research and development initiatives and acquisition strategy.

History of Positive Annual Operating Cash Flow

Proven financial model generates cash throughout various cycles and model is highly leverageable as revenue grows.

Returning Capital to Shareholders

On May 12, 2022, the Company announced a $4.0 million stock repurchase program.

Wireless Telecom Group

Legacy of providing specialized solutions to communications and connectivity developers

Growth opportunities supported by secular market trends and large investment cycle

Wireless Telecom is Committed to Creating Long-Term Value for Shareholders

2022 is expected to be another year of growth and adjusted EBITDA profitability

Strong balance sheet, asset-light financial model and compelling incremental margins



Appendix

Brand Overview – Boonton

- Boonton is a leader in high performance RF and microwave test equipment
- Enables a wide range of RF power measurement and signal analysis for radio frequency product design, production, maintenance and testing
- Industry's fastest measurement speed and throughput
- New benchtop synthesizer product line through internal Holzworth collaboration to increase TAM

Applications

- Radar
- Electronic Warfare
- Aviation Control Systems
- Weather Monitoring Systems
- Flight Readiness

Customers

United States Navy
NORTHROP GRUMMAN
BROADCOM.
Viasat
Raytheon
LOCKHEED MARTIN

Product Highlights

RF Power Meters



Boonton is the instrument of choice for capturing, displaying, analyzing and characterizing microwave and RF power in both the time and statistical domains

RF Power Sensors



Peak power sensors with Boonton's Real-Time Power ProcessingTM deliver 100,000 measurements per second, no gaps in signal acquisition and zero measurement latency

RF Power Analyzers



Precision modulation and audio analysis in a single, easy-to-operate package. Measures AM, FM, PM, carrier and audio frequencies, SINAD, distortion and carrier level

Brand Overview – Noisecom

- Noisecom is a leader in radio frequency and microwave noise sources for signal jamming, system impairment, reference level comparison and calibration, receiver robustness testing, and jitter injection due to our product quality and product design flexibility
- Key differentiation in high frequency noise generation and highly customizable solutions
- Products enable calibration and stress testing solutions critical to end use system robustness
- Trusted components designed for a broad range of applications including other T&M manufacturers

Product Highlights

Generators



The broadband AWGN noise generator has a powerful single board computer with flexible architecture used to create complex custom noise signals for advanced test systems

Components



NC100/200/300/400 Series Chips and Diodes

Applications

- Electronic Warfare
- Signal Jamming
- Directed Energy Weapon Systems
- Calibration and Test

Customers

NORTHROP GRUMMAN

BROADCOM. HUGHES.

Calibrated Sources



NC5000A Series 18 GH to 110 GHz

Brand Overview – Holzworth

- Acquired in February 2020
- Holzworth designs and manufactures specialty phase noise analyzers and signal generators used by government labs, the semiconductor industry, and network equipment providers, among others, in research and automated test environments
- Holzworth signal generators are optimized for ultra-low phase noise performance, spectral purity and fast switching speeds, and their phase noise analyzers are of the same innovative design philosophy, optimized for measurement speed, z540 traceable accuracy and high reliability while measuring to noise floors at the theoretical limit

Applications

- Quantum Computing
- Semiconductor Automated Test Environment ("ATE")
- Space Programs
- Research & Development
- Aerospace & Defense

Customers

Northrop Grumman
Broadcom
Los Alamos National Laboratory Est. 1943
IBM
Texas Instruments

Product Highlights

RF Synthesizers



The HSX Series are broadband frequency sources that exhibit industry leading phase noise and spectral purity performance coupled with a highly accurate dynamic range

Phase Noise Analyzers



The HA7062C Real Time Phase Noise Analyzer is the industry leader with respect to proven accuracy, high reliability, automation and flexibility

RF Synthesizer Modules



The Holzworth HSM Series RF Synthesizers are microwave CW sources that are architected on a non-PLL based platform

Brand Overview – CommAgility

- Acquired in February 2017
- CommAgility develops the software which enables private network deployments including the LTE physical layer and stack software, for 4G and emerging 5G mobile network and related applications
- CommAgility also develops embedded signal processing and radio frequency modules which enable 4G and 5G mobile network solutions and related applications
- CommAgility provides compact, powerful and reliable products for integration into high performance test equipment, specialized radio and intelligence systems, satellite systems and R&D demonstrators

Applications

- Industrial IoT
- Secure Wireless Networks
- Satellite Communications
- Private Network Applications
- Automation

Customers

LOCKHEED MARTIN

EUCAST

Pivotal

HFCL LIMITED

VIAVI

Product Highlights

5G New Radio Solutions



CommAgility's 5G NR Baseline SW follows the 3GPP spec to enable customers with a proven and robust development launching point

Software



Software solutions designed with the future in mind, with adherence to 3GPP standards, a foundation of our products

Hardware



Standalone baseband processing and RF modules to enable customers with a hardware platform for their own custom software-defined radio solution

Systems



CommAgility's reference LTE and 5G NR systems bring smallcell hardware with 5G NR baseline software for a combination ready to customize

Explanation of Use of Non-GAAP Measures

Wireless Telecom Group

The Company reports its financial results in accordance with generally accepted accounting principles ("GAAP"). Management believes, however, that certain non-GAAP financial measures used in managing the Company's business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein and certain of the information presented by the Company from time to time may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. The foregoing measures do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.

The Company defines Non-GAAP adjusted operating income/(loss) as GAAP operating income/(loss) excluding non-cash amortization expense of purchased intangible assets, non-recurring expenses associated with acquisition and divestiture activities and non-cash stock compensation expense.

The Company defines Non-GAAP adjusted net income/(loss) from continuing operations as GAAP net income/(loss) from continuing operations excluding non-cash amortization expense of purchased intangible assets, non-recurring expenses associated with acquisition and divestiture activities, non-cash stock compensation expense and the loss on extinguishment of our Muzinich and Bank of America N.A. credit facilities.

The Company defines EBITDA as its net earnings before interest, taxes, depreciation and amortization. "Adjusted EBITDA" is EBITDA excluding our stock compensation expense, restructuring charges, acquisition and divestitures expenses, integration expenses, unrealized and realized foreign exchange gains and losses, purchase accounting adjustments, non-recurring legal fees associated with the Harris arbitration, goodwill and indefinite lived intangible asset impairment charges, (gain)/loss on change in fair value of contingent consideration, gain on extinguishment of our PPP loan, loss on extinguishment of our Muzinich and Bank of America N.A. credit facilities and other non-recurring costs. A reconciliation of net income/(loss) to non-GAAP Adjusted EBITDA is included as an attachment to this press release.

The Company views Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Operating Income/(Loss) and Non-GAAP Adjusted Net Income/(Loss) from Continuing Operations as important indicators of performance, consistent with the manner in which management measures and forecasts the Company's performance. We believe these Non-GAAP measures are important performance metrics because they facilitate the analysis of our results, exclusive of certain non-cash and non-recurring items, including items which do not directly correlate to our business operations.

The Company believes that Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Operating Income/(Loss) and Non-GAAP Adjusted Net Income/(Loss) from Continuing Operations metrics provide qualitative insight into our current performance; we use these measures to evaluate our results, the performance of our management team and our management's entitlement to incentive compensation; and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period.

Balance Sheet

Wireless Telecom Group

	March 31 2022	December 31 2021
CURRENT ASSETS		
Cash & cash equivalents	$ 19,072	$ 4,472
Accounts receivable - net of reserves of $180 and $196, respectively	3,875	2,407
Inventories - net of reserves of $695 and $681, respectively	4,976	5,088
Prepaid expenses and other current assets	2,233	1,689
Current assets of discontinued operations	-	6,869
TOTAL CURRENT ASSETS	30,156	20,525
PROPERTY PLANT AND EQUIPMENT - NET	1,300	1,110
OTHER ASSETS		
Goodwill	10,012	10,108
Acquired intangible assets, net	3,418	3,661
Deferred income taxes, net	2,314	5,580
Right of use assets	1,007	1,146
Other	290	284
Non current assets of discontinued operations	-	1,937
TOTAL OTHER ASSETS	17,041	22,716
TOTAL ASSETS	$ 48,497	$ 44,351
CURRENT LIABILITIES		
Short term debt	$ 62	$ 126
Accounts payable	1,470	1,481
Short term leases	599	585
Accrued expenses and other current liabilities	6,259	6,676
Deferred revenue	89	408
Current liabilities of discontinued operations	-	1,965
TOTAL CURRENT LIABILITIES	8,479	11,241
LONG TERM LIABILITIES		
Long term debt	267	3,595
Long term leases	462	615
Other long term liabilities	52	52
Deferred tax liability	222	228
TOTAL LONG TERM LIABILITIES	1,003	4,490
SHAREHOLDERS' EQUITY		
Common Stock, $.01 par value, 75,000,000 shares authorized		
36,230,636 and 35,915,636 shares issued, 22,972,008 and 22,666,074 shares outstanding	362	359
Additional paid in capital	51,906	51,555
Retained earnings/(deficit)	10,751	554
Treasury stock at cost, 13,258,627 and 13,249,564 shares	(24,638)	(24,619)
Accumulated other comprehensive income	634	771
TOTAL SHAREHOLDERS' EQUITY	39,015	28,620
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 48,497	$ 44,351

Adjusted Net Income Reconciliation

Wireless Telecom Group

	Three Months Ended March 31 Unaudited	
GAAP Operating Income/(Loss), as reported	$ (1,456)	$ (350)
Adjustments:		
Amortization of acquired intangible assets	234	329
M&A/Acquisition Expenses	530	-
Stock Compensation Expense	330	114
Restructuring costs	-	25
Total Adjustments to operating income/(loss)	1,094	468
Non-GAAP Adjusted Operating Income/(Loss)	$ (362)	$ 118

	Three Months Ended March 31 Unaudited	
Net Income/(loss) from continuing operations, as reported	$ (1,473)	$ (475)
Adjustments:		
Total pretax adjustments to operating income/(loss)	1,094	468
Loss on Extinguishment of Debt	792	-
Total Adjustments to Net loss from continuing operations	1,886	468
Tax effects of adjustments	530	123
Non-GAAP Adjusted Net Income/(loss) from continuing operations	$ (117)	$ (130)
Basic EPS, as reported	$ (0.07)	$ (0.02)
Diluted EPS, as reported	$ (0.07)	$ (0.02)
Non-GAAP Adjusted Basic EPS	$ (0.01)	$ (0.01)
Non-GAAP Adjusted Diluted EPS	$ (0.01)	$ (0.01)
Basic Shares	22,603	21,742
Diluted Shares	25,070	24,050

Adjusted EBITDA Reconciliation

RECONCILIATION OF NET INCOME TO NON-GAAP EBITDA AND NON-GAAP ADJUSTED EBITDA
(In thousands, unaudited)

	Three Months Ended March 31 Unaudited	
	2022	2021
Net Income/(loss) from continuing operations	**$ (1,473)**	**$ (475)**
Tax (Provision)/Benefit	(851)	(52)
Depreciation and amortization expense	433	469
Interest expense	177	297
Non-GAAP EBITDA	**(1,714)**	**239**
Stock compensation expense	330	114
Merger and Acquisition/Integration	530	-
Restructuring Costs	-	25
FX (Gain)/Loss	(8)	(25)
Loss on Extinguishment of Debt	792	-
Non Recurring Arbitration Legal Costs	-	4
Non-GAAP Adjusted EBITDA	**$ (70)**	**$ 357**

Segment Financials and Adjustments

($ in thousands)

	Three months ended 3/31/2022			Three months ended 3/31/2021		
	T&M	RBS	Consolidated	T&M	RBS	Consolidated
Net revenues	$ 6,059	$ 1,537	$ 7,596	$ 5,327	$ 2,857	$ 8,184
Cost of revenues	2,551	690	3,241	2,273	1,057	3,330
Gross profit	3,508	847	4,355	3,054	1,800	4,854
Operating Expenses	1,871	1,598	3,469	1,401	1,835	3,236
Segment Profitabilty	$ 1,637	$ (751)	$ 886	$ 1,653	$ (35)	$ 1,618
Corporate Expenses			2,342			1,968
Operating Income			(1,456)			(350)
Other income/(expense)			(691)			27
Interest expense			(177)			(297)
Income/(Loss) before taxes			(2,324)			(620)
Tax provision/(benefit)			(851)			(145)
Net income/(loss) from continuing operations			(1,473)			(475)
Net income from Discontinued Operations, net of tax			11,670			242
Net income/(loss)			$ 10,197			$ (233)
Depreciation and Amortization	$ 279	$ 154	$ 433	$ 224	$ 246	$ 469